                                                                    EXHIBIT 10.1


                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (the "AGREEMENT") is made and entered into as of the 1st day of July, 1998, by and between Metal Management, Inc., a Delaware corporation (the "COMPANY"), McDonald & Company Securities, Inc., Joseph F. Naporano and Andrew J.
Naporano, Jr.  (the "SHAREHOLDERS").

                                    RECITALS:

         A. Pursuant to the Stock Purchase Agreement dated as of May 24, 1998, by and among the Company and the Shareholders (the "STOCK PURCHASE AGREEMENT"), Shareholders received from the Company 1,938,879 shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK").

         B. Pursuant to the terms of this Agreement, the Company has agreed to register 18,855 shares of the Common Stock issued to McDonald & Company Securities, Inc., 621,682 shares of Common Stock issued to Joseph F. Naporano and 328,903 shares of Common Stock issued to Andrew J. Naporano, Jr. to the extent that such shares (collectively, the "REGISTRABLE SECURITIES") have not been previously sold pursuant to a registration statement or Rule 144 (or any similar provision then in force) under the Securities Act of 1933, as amended (the "SECURITIES ACT") or any other exemption from registration thereunder.

         C. All terms which are capitalized and used without definition herein shall have the meanings ascribed to such terms in the Stock Purchase Agreement.

         NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

         1. Mandatory Registration.

                  (a) The Company shall as promptly as practicable, but in any event within 30 days from the date hereof, prepare and file at the Company's sole cost and expense (other than the fees and disbursements of counsel for the Shareholders and the underwriting discounts, if any, payable in respect of the Registrable Securities sold by the Shareholders) one "shelf" registration statement with the Securities and Exchange Commission (the "COMMISSION") on the appropriate form pursuant to Rule 415 of the Securities Act covering the resale of the Registrable Securities. In no event shall the Company be required to file more than one registration statement on the appropriate form. The Company will use commercially reasonable efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable following the filing thereof.






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                  (b) In the event of a registration pursuant to Section 1(a), the Company shall use commercially reasonable efforts to cause the Registrable Securities so registered to be registered or qualified for sale under the securities or blue sky laws of such states as the Shareholders may reasonably request to permit the resale of the Registrable Securities in such states; and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such states; provided, however, that the Company shall not be required to qualify to do business in any state by reason of this Section 1(b) in which it is not otherwise required to qualify to do business.

                  (c) The Company shall keep effective any registration or qualification contemplated by this Section 1 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit the Shareholders to complete the offer and sale of the Registrable Securities covered thereby. The Company shall keep such registration or qualification in effect until the earlier of (i) the second anniversary of the date that the registration statement was declared effective,
(ii) the first date upon which all Shareholders are free to sell such Registrable Securities under Rule 144 of the Securities Act or (iii) the date that the Shareholders have sold or otherwise transferred all the Registrable Securities under a registration statement, pursuant to Rule 144 under the Securities Act or otherwise.

                  (d) In the event of a registration pursuant to Section 1(a), the Company shall furnish to each Shareholders such reasonable number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act and the rules and regulations thereunder, and such other documents, as any Shareholders may reasonably request to facilitate the disposition of the Registrable Securities included in such registration.

                  (e) In the event of a registration pursuant to Section 1(a), the Company shall furnish each Shareholder so registered with an opinion of its counsel (in form and substance reasonably acceptable to the Shareholders) to the effect that (i) the registration statement has become effective under the Securities Act and no order suspending the effectiveness of the registration statement, preventing or suspending the use of the registration statement, any preliminary prospectus, any final prospectus, or any amendment or supplement thereto has been issued, nor has the Commission or any securities or blue sky authority of any jurisdiction instituted or to the knowledge of such counsel threatened to institute any proceedings with respect to such an order, (ii) the registration statement and each prospectus forming a part thereof (including each preliminary prospectus), and any amendment or supplement thereto, comply as to form with the Securities Act and the rules and regulations thereunder, and
(iii) such counsel has no knowledge of any material misstatement or omission in such registration statement or any prospectus, as amended or supplemented. Such opinion shall also state the jurisdictions in which the Registrable Securities have been registered or qualified for sale pursuant to Section 1(b).




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                  (f) The Company agrees that until all the Registrable
Securities have been sold under a registration statement or pursuant to Rule 144 under the Securities Act, it will keep current in filing all reports, statements and other materials required to be filed with the Commission to permit holders of the Registrable Securities to sell such securities under Rule 144 of the Securities Act.

                  (g) The Company shall notify the Shareholders promptly when such registration statement and any amendments and supplements thereto have become effective or any supplements to any prospectus forming a part of such registration statement have been filed. The Company shall notify the Shareholders promptly of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use commercially reasonable efforts to update and/or correct such prospectus as promptly as practicable by preparing a supplemental or post effective amendment to a registration statement or a supplement to the related prospectus or any document incorporated or deemed incorporated by reference and filing the same with the Commission. Each Shareholder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in this Section 1(g) such Shareholder will forthwith discontinue disposition of such Registrable Securities covered by such registration statement or prospectus until such Shareholder (i) receives copies of the supplemented or amended prospectus and has been advised in writing by the Company that such supplemented or amended prospectus may be used, or (ii) is advised in writing by the Company that the use of the applicable prospectus may be resumed. If so directed by the Company, each Shareholder will deliver to the Company all copies, other than permanent file copies, then in such Shareholder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of the notice referred to in the immediately preceding sentence.

                  (h) The Company shall notify the Shareholders promptly of the issuance by the Commission of any stop or other order suspending the effectiveness of the registration statement. If at any time the Company shall receive any such order, the Company shall use commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time. Each Shareholder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in this Section 1(h), such Shareholder will forthwith discontinue disposition of such Registrable Securities covered by any registration statement or prospectus until such order has been withdrawn or lifted.

                  (i) If requested by the underwriter for any underwritten offering of Registrable Securities on behalf of the Shareholders pursuant to a registration requested under Section 1(a), the Company and the Shareholders will enter into an underwriting agreement with such underwriter for such offering, which shall be reasonably satisfactory in substance and form to the Company and the Company's counsel, the Shareholders and the underwriter, and such agreement shall contain such representations and warranties by the Company and the Shareholders and such other terms and provisions as are customarily contained in an underwriting agreement with respect to secondary



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distributions solely by the Shareholders, including, without limitation, indemnities substantially to the effect and to the extent provided in Section 2 hereof.

                  (j) The Company shall use commercially reasonable efforts to have the Registrable Securities included for quotation on the Nasdaq National Market.

                  (k) In connection with the registration of Registrable Securities pursuant to a registration statement, each Shareholder shall furnish to the Company such information regarding himself or itself and the intended method of disposition of Registrable Securities as the Company shall reasonably request in order to effect the registration thereof .

         2. Indemnification. (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Shareholder, his employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 2, but not be limited to, reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of any material fact contained (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Registrable Securities or (B) in any application or other document or communication (in this Section 2 collectively called an "APPLICATION") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Registrable Securities under the securities or blue sky laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, (x) unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to any Shareholder by or on behalf of such person expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (y) only to the extent that such loss, liability, charge claim, damage or expense arises directly out of such Shareholder's failure to comply with the terms and provisions of this Agreement, or (ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement. The indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Shareholders their employees, agents and counsel and shall survive the transfer of the Registrable Securities.

         If any action is brought against any Shareholders or any of their employees, agents, or counsel, or any controlling persons of such person (an "INDEMNIFIED PARTY") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such



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indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability other than pursuant to this Section 2(a) except to the extent that the Company shall have been prejudiced thereby) and the Company shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties), provided that the indemnified party shall have the right to employ his or its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to such indemnified party or parties, or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to him or it or to other indemnified parties which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this Section 2 to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify Shareholders of the commencement of any litigation or proceedings against the Company or any of it officers or directors in connection with the sale of any Registrable Securities or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Registrable Securities.

                  (b) Each Shareholder agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Registrable Securities held by such Shareholders, each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the Company to such Shareholders in Section 2(a), but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to such Shareholders by or on behalf of such Shareholders, expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against such Shareholders pursuant to this Section 2(b), such Shareholders shall have the rights and duties given to the



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Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 2(a).

         In no event shall the foregoing be construed to include any indemnification by the Shareholders for any untrue statement in or omission from the registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to (x) descriptions or summaries of the Stock Purchase Agreement or Related Agreements; (y) the analysis and discussion contained in the section entitled "Risk Factors", including, without limitation, any information contained therein and the omission of any information therefrom (but excluding, however, the factual accuracy of information contained in such section); or (z) information that was presented in the registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, in a manner that it could not be verified by the Shareholders without knowledge of information that is not information provided to the Company by the Shareholders.

                  (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 2(a) or 2(b) (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such cases, or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company, and its or their respective counsel), on the one hand, and the Shareholders (including for this purpose any contribution by or on behalf of an indemnified party), on the other hand, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and such Shareholders in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by such Shareholders, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission and whether such information is a Section 2(b) exception which the parties have agreed is not the responsibility of the Shareholders. The Company and Shareholders agree that it would be unjust and inequitable if the respective obligations of the Company and the Shareholders for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if each Shareholders and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 2(c). In no case shall any Shareholders be responsible for a portion of the contribution obligation imposed on all Shareholders in excess of his or its pro rata share based on the number of shares of Common Stock owned by him or it and included in such registration as compared to the number of shares of Common Stock owned by the other Shareholder.



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No person guilty of a fraudulent misrepresentation (within the meaning of
Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 2(c), each person, if any, who controls any Shareholders within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each employee, agent, and counsel of Shareholders or control person shall have the same rights to contribution as such Shareholders or control person and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject in each case to the provisions of this
Section 2(c). Anything in this Section 2(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 2(c) is intended to supersede any right to contribution under the Securities Act, the Exchange Act or otherwise. The amount paid by an indemnified party as a result of the losses, liabilities, claims, damages, or expenses referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this Section 2. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect to which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission to so notify such party or parties of any such service shall not relieve the party from whom contribution may be sought for any obligation it may have hereunder, unless such party shall have been actually and materially prejudiced thereby.

         3. Shareholder Representations.

                  (a) Restricted Securities. Each Shareholder understands that:
(i) the Registrable Securities have not been registered under the Securities Act or under any state securities laws; (ii) the Registrable Securities are being offered and issued in reliance upon federal and state exemptions for transactions not involving any public offering; (iii) a "stop transfer" order will be placed against the certificates representing shares of Common Stock issued pursuant to the Stock Purchase Agreement; and (iv) certificates shall bear on their face the following legend:

"The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or any applicable state securities laws, and any transfer hereof is subject to compliance with all applicable federal and state securities laws and regulations."

                  (b) Transfer of Registrable Securities The Shareholders hereby agree that the Registrable Securities are transferable only pursuant to (a) public offerings registered under the Securities Act, (b) Rule 144 of the Securities Act (or any similar rule or rules then in force) if such rule is available, and (c) subject to the conditions specified in this Section 3(b), any other legally available means of transfer. In connection with the transfer of any of the Registrable



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Securities (other than a transfer pursuant to a registered public offering of shares of Common Stock described herein), the Shareholder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of securities counsel (with such opinion and such counsel being reasonably satisfactory to the Company and its counsel) to the effect that such transfer of Registrable Securities may be effected without registration of such Registrable Securities under the Securities Act. Janx Partners L.P. may become a party to this Agreement contemporaneous with any transfer of Registrable Securities in compliance with the immediately preceding sentence by execution of an agreement agreeing to be bound by the provisions hereof. For purposes of representation of the Shareholders, Proskauer Rose LLP shall be deemed satisfactory counsel. In addition, if the Shareholder delivers to the Company such an opinion that concludes that no subsequent transfer of such Registrable Securities will require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Common Stock which do not bear the restrictive legend set forth in Section 3(a).

         4. Miscellaneous.

                  (a) Remedies. In the event of a breach by the Company of its obligations under this Agreement, Shareholders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

                  (b) Agreements and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, unless such amendment, modification or supplement is in writing and signed by the parties hereto.

                  (c) Consent of the Shareholders. Any decisions, agreements or actions on the part of the Shareholders under this Agreement which are required to be made collectively by the Shareholders shall be made by the consent of the Shareholders holding at least a majority of the then outstanding Registrable Securities.

                  (d) Notices. All notices and other communications provided for or permitted hereunder to Joseph F. Naporano or Andrew J. Naporano, Jr. shall be made in accordance with the provision of the Stock Purchase Agreement. All notices and other communications to McDonald & Company Securities, Inc. shall be made to:

                                  McDonald Investment Center
                                  800 Superior Avenue, Suite 2100
                                  Cleveland, Ohio 44114-2603
                                  Attention: Mr. Ralph Della Ratta

                  (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and



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without the need for an express assignment, subsequent holders of the
Registrable Securities subject to the terms hereof.

                  (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (g) Headings. The headings in this Agreement are for convenience of references only and shall not limit or otherwise affect the meaning hereof.
                  (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflicts of law provisions.

                  (i) Jurisdiction of Disputes; Waiver of Jury Trial. Waiver of Jury Trial. In the event any party to this Agreement commences any litigation, proceeding or other legal action in connection with or relating to this Agreement, or any matters described or contemplated herein, the parties to this Agreement hereby (a) agree under all circumstances absolutely and irrevocably to institute any litigation, proceeding or other legal action in a court of competent jurisdiction located within the Borough of Manhattan, City and State of New York, whether a state or federal court; (b) agree that in the event of any such litigation, proceeding or action, such parties will consent and submit to personal jurisdiction in any such court described in clause (a) and to service of process upon them in accordance with the rules and statutes governing service of process (it being understood that nothing in this Section 4 shall be deemed to prevent any party from seeking to remove any action to a federal court in New York, New York; (c) agree to waive to the fullest extent permitted by law any objection that they may now or hereafter have to the venue of any such litigation, proceeding or action in any such court or that any such litigation, proceeding or action was brought in an inconvenient forum; (d) agree to service of process in any legal proceeding by mailing of copies thereof to such party at its address set forth in Section 8 hereof for communications to such party; (e) agree that any service made as provided herein shall be effective and binding service in every respect; and (f) agree that nothing herein shall affect the rights of any party to effect service of process in any other manner permitted by law. EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY MATTERS DESCRIBED OR CONTEMPLATED HEREIN OR THEREIN, AND AGREES TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.
                  (j) Severability. If fulfillment of any provision of this Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.




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                  (k) Entire Agreement. This Agreement constitutes the full and complete understanding and agreement of the parties hereto and supersedes all prior understandings and agreements of the parties hereto, whether oral or written, as to the subject matter hereof.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.


                                              METAL MANAGEMENT, INC.


                                              By: /s/ David A. Carpenter
                                                 ------------------------------
                                                  Name: David A. Carpenter
                                                  Title: Vice President

                                              /s/ Joseph F. Naporano
                                              ---------------------------------
                                              Joseph F. Naporano


                                              /s/ Andrew J. Naporano, Jr.
                                              ---------------------------------
                                              Andrew J. Naporano, Jr.


                                              MCDONALD & COMPANY SECURITIES,
                                              INC.


                                              By: /s/ David L. Stickler
                                                 ------------------------------
                                              Name: David L. Stickler
                                                   ----------------------------
                                              Its: Managing Director
                                                  -----------------------------



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